ALBERTA                                 ARTICLES OF INCORPORATION

1. NAME OF CORPORATION:

GEMINI LEARNING SYSTEMS INC.

2. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

1,000 SHARES NO PAR VALUE

3. RESTRICTIONS ON SHARE TRANSFER (IF ANY):

FIRST RIGHT OF REFUSAL TO EITHER PARTY

4. NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE
CORPORATION MAY HAVE:

MINIMUM OF TWO, MAXIMIM OF FIVE

5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, OR RESTRICTED TO CARRYING ON A CERTAIN BUSINESS, SPECIFY THE RESTRICTION (S):

N/A

6. OTHER RULES OR PROVISIONS (IF ANY):

A) THE RIGHT TO TRANSFER SHARES IS RESTRICTED,
B) THE NUMBER OF SHAREHOLDERS IS TO BE NO MORE THAN 50,
C) THE PUBLIC CAN NOT BE INVITED TO SUBSCRIBE TO THE CORPORATIONS SECURITIES

7. DATE:

90	05	28
YEAR	MON	DAY

INCORPORATORS NAMES:	ADDRESS (INCLUDING POSTAL CODE)SIGNATURE
MARGARET KIM MASSIE     528-21 AVE. S.W. T250H1     /s/ MARGARET KIM MASSIE/s/
                        CALGARY, ALTA

SHERI ANNE BYRNE        3331 OAKWOOD DRIVE SW       /s/ SHERI ANNE BYRNE/s/
                        CALGARY, ALTA T2V4V6

                                BUSINESS CORPORATIONS ACT
                                ARTICLES OF AMENDMENT


1.	NAME OF CORPORATION 	GEMINI LEARNING SYSTEMS INC.

2.	CORPORATE ACCESS NUMBER	204234413

3.	THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

Item 2 of the Articles of Incorporation of the Corporation be amended by substituting the said Item with the following pursuant to s. 167(1)(d) of the Business Corporations Act:

"(a)	the corporation is authorized to issue an unlimited number of a class of shares designated as "Class A Common Voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	The holders of the Class A Common Voting Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote for each Class A Common Voting Share held;

(ii)	Subject to the prior rights and privileges attaching to any other classes of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class A Common Voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class A Common Voting Shares; and

(iii) Subject to the prior rights and privileges attaching to any other class of shares of the Corporation, the Class A Common Voting Shares shall, ranking on a parity with the Class B Common Voting Shares, carry the right to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(b)	the corporation is authorized to issue an unlimited number of a class of shares designated as "Class B Common Voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	The holders of the Class B Common Voting Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote for each Class B Common Voting Share held;

(ii)	Subject to the prior rights and privileges attaching to any other classes of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class B Common Voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class B Common Voting Shares; and

(iii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation, the Class B Common Voting Shares shall, ranking on a parity with the Class A Common Voting Shares, carry the right to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(c)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class C Common Non-voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class C Common Non-voting Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class C Common Non-voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class C Common Non-Voting Shares; and

(iii)	The Class C Common Non-Voting Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(d)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class D Common Non-voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class D Common Non-voting Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class D Common Non-voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class D Common Non-Voting Shares; and

(iii)	The Class D Common Non-Voting Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(e)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class E Non-voting Preferred Shares" having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class E Non-voting Preferred Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, Class E Non-voting Preferred Shares shall carry the right to receive any dividend declared by the Corporation for the holders of that class of the Class E Non-voting Preferred Shares;

(iii)	The Class E Non-voting Preferred Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation;

(iv) The Corporation may redeem all or from time to time part of the outstanding Class E Non-voting Preferred Shares on payment to the holders thereof, for each share to be redeemed, of the stated capital thereon together with all unpaid dividends, which shall have accrued thereon and which, for such purpose, shall be treated as accruing up to the date of such redemption; and

(v)	The directors may make and enforce such reasonable regulations governing the manner of the redemption of the preferred shares as the directors may in their discretion deem advisable.

Item 3 of the Articles of Incorporation of the Corporation be amended by substituting the said Item with the following pursuant to s. 167(1) of the Business Corporations Act:

The right to transfer shares of the Corporation shall be restricted in that no shares of the Corporation shall be transferred without the express consent of a majority of the directors of the Corporation, signified by a resolution passed by the Board, or without the previous consent in writing of all the directors of the Corporation.

Item 6 of the Articles of Incorporation of the Corporation be amended by substituting the said Item with the following pursuant to s. 167(m) of the Business Corporations Act:

(a)	That tile number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

(b)	That any invitation to the public to subscribe for securities of the
Corporation is prohibited.

(c)	That the directors may from time to time, in such amounts and on such terms as it deems expedient to charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable, or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

4.	Date			        Name 			               Signature
  	June 29, 1999		Stephen G. Jenuth      /s/Stephen G. Jenuth/s/
              				Solicitor

BUSINESS CORPORATIONS ACT

ARTICLES OF AMENDMENT


1. NAME OF CORPORATION:                    GEMINI LEARNING SYSTEMS INC.
2. CORPORATE ACCESS NUMBER:                204234413


3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

Item 2 of the Articles of Incorporation of the Corporation be amended by by substituting the said Item with the following pursuant to S. 167(1)(d) of the Business Corporations Act:

"(a) the corporation is authorized to issue an unlimited number of a class of shares designated as "Class A Common Voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	The holders of the Class A Common Voting Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote for each Class A Common
Voting Share held;

(ii)	Subject to the prior rights and privileges attaching to any other classes of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class A Common Voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class A Common Voting Shares; and

(iii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation, the Class A Common Voting Shares shall, ranking on a parity with the Class B Common Voting Shares, carry the right to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(b)	the corporation is authorized to issue an unlimited number of a class of shares designated as "Class B Common Voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	The holders of the Class B Common Voting Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote for each Class B Common Voting Share held;

(ii) Subject to the prior rights and privileges attaching to any other classes of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class B Common Voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class B Common Voting Shares; and

(iii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation, the Class B Common Voting Shares shall, ranking on a parity with the Class A Common Voting Shares, carry the right to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(c)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class C Common Non-voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class C Common Non-voting Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class C Common Non-voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class
C Common Non-Voting Shares; and

(iii)	The Class C Common Non-Voting Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(d)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class D Common Non-voting Shares" and having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class E Common Non-voting Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, the Class D Common Non-voting Shares shall carry the right to receive any dividend declared by the Corporation for the holders of Class D Common Non-Voting Shares; and

(iii)	The Class D Common Non-Voting Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation.

(e)	The Corporation is authorized to issue an unlimited number of a class of shares designated as "Class E Non-voting Preferred Shares" having attached thereto the following rights, privileges, restrictions and conditions:

(i)	Except as otherwise expressly provided in the Business Corporations
Act (Alberta), the holders of the Class E Non-voting Preferred Shares shall not be entitled to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation;

(ii)	Subject to the prior rights and privileges attaching to any other class of shares of the Corporation and to the provisions of subparagraph
(iii) hereof, Class E Non-voting Preferred Shares shall carry the right to receive any dividend declared by the Corporation for the holders of that class of the Class E Non-voting Preferred Shares;

(iii)	The Class E Non-voting Preferred Shares shall not be entitled to receive the remaining assets in the event of the liquidation, dissolution or winding-up of the Corporation;

(iv)	The Corporation may redeem all or from time to time part of the outstanding Class E Non-voting Preferred Shares on payment to the holders thereof, for each share to be redeemed, of the stated capital thereon together with all unpaid dividends, which shall have accrued thereon and which, for such purpose, shall be treated as accruing up to the date of such redemption; and

(v)	The directors may make and enforce such reasonable regulations governing the manner of the redemption of the preferred shares as the directors may in their discretion deem advisable.

Item 3 of the Articles of Incorporation of the Corporation be amended by substituting the said Item with the following pursuant to S. 167(1) of the Business Corporations Act:

The right to transfer shares of the Corporation shall be restricted in that no shares of the Corporation shall be transferred without the express consent of a majority of the directors of the Corporation, signified by a resolution passed by the Board, or without the previous consent in writing of all the directors of the Corporation.

Item 6 of the Articles of Incorporation of the Corporation be amended by Substituting the said Item with the following pursuant to S, 167(m) of the Business Corporations Act:

(a)	That the number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

(b)	That any invitation to the public to subscribe for securities of the
Corporation is prohibited.

(c)	That the directors may from time to time, in such amounts and on such terms as it deems expedient to charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable, or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

4.  Date                    Name                    Signature
    June 29,1999            Stephen G. Jenuth       /s/Stephen G. Jenuth/s/
                            Solicitor

                        CORPORATE ACCESS NUMBER: 204234413



                                    Alberta


                           BUSINESS CORPORATIONS ACT



                                   CERTIFICATE

                                        OF

                            AMENDMENT AND REGISTRATION

                                OF RESTATED ARTICLES

                           GEMINI LEARNING SYSTEMS INC.
                       AMENDED ITS ARTICLES ON 1999/07/02.








                                                           					(SEAL)

                                                               20423441
                                                    Corporate Access No.

                                  Alberta


                         BUSINESS CORPORATIONS ACT


                                  Form 2


                        CERTIFICATE OF INCORPORATION


                        GEMINI LEARNING SYSTEMS INC.
                             Name of Corporation




I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES OF INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER
THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.


                                                          (ILLEGABLE)
(SIGNATURE)                                               ___________
                        ______________________
                      Registrar of Corporations


                                                        June 5, 1990
                                                        Date of Incorporation









                                                             (SEAL)

Certified Copy

Name/Structure Change Alberta Corporation - Registration Statement

Service Request Number:                      1287320
Corporate Access Number:                     204234413
Previous Legal Entity Name:                  GEMINI LEARNING SYSTEMS INC
Previous French Equivalent Name:
Legal Entity Name:                           GEMINI LEARNING SYSTEMS INC.
French Equivalent Name:
Legal Entity Status:                         Active
Alberta Corporation Type:                    Named Alberta Corporation
Nuans Report Number:                         PRE-CONV
Nuans Report Date:                           1990/06/05
French Name Nuans Report Number:
French Name Nuans Report Date:
Classes Of Shares and any
Maximum Number(within each class):           SEE SCHEDULE "A", ATTACHED.
Restrictions On Share Transfers:             SEE SCHEDULE "B", ATTACHED.
Minimum Number Of Directors:                 2
Minimum Number Of Directors:                 5
Restrictions On Business To:                 N/A
Restrictions On Business From:               N/A
Other Provisions:                            SEE SCHEDULE "C", ATTACHED.
Section And Subsection of Act Change Made
Under:                                       167(1)(D),167(1),167(M)
Directors Issue Shares In Series:
Professional Endorsement Provided:
Future Dating Required:
Amendment Date:                              1999/07/02


Annual Returns

File Year      Date Filed
1998           1999/02/25
1997           1998/12/13
1996           1996/06/14

Attachments


Attachment Type                   Microfilm Bar Code      Date Recorded
Share Capital                     ELECTRONIC              1999/07/02
Restrictions on Share Transfers   ELECTRONIC              1999/07/02
Other Rules or Provisions         ELECTRONIC              1999/07/02




Registration Authorized By:	STEPHEN G. JENUTH
                                SOLICITOR